EXHIBIT 32.2

PERICOM SEMICONDUCTOR CORPORATION

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Pericom Semiconductor Corporation (the “Company”) on Form 10-K for the twelve months ended June 29, 2013 (the “Report”), I, Aaron Tachibana, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

August 28, 2013

By:	/s/ Aaron Tachibana
Aaron Tachibana Chief Financial Officer Pericom Semiconductor Corporation